UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue, New York, NY 10017

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On July 19, 2005, Hudson Highland Group, Inc. (the “Company”) and its subsidiary Hudson Group Holdings B.V. entered into a Share Purchase Agreement (the “Purchase Agreement”) with Geuzen Beheer B.V., Ecart Invest 1 B.V. and Edberg International B.V. (collectively, the “Vendors”) to acquire Balance Ervaring op Projectbasis B.V. (“Balance”), a leading professional temporary and contract staffing firm in the Netherlands. The purchase agreement provides for an initial payment of €17.75 million to the Vendors upon closing, up to €3.0 million in escrow to be paid to the Vendors in 2006 based upon 2005 earnings thresholds for Balance, and additional earn-out payments of up to €4.25 million, based on earnings thresholds for Balance from 2005 through 2007. If converted at 1.2 U.S. dollars per euro, the initial payment and escrow amount totals $24.9 million. The targeted closing date for the transaction is August 17, 2005, subject to customary closing conditions. There is no material relationship between the Company and its affiliates and the Vendors other than the Purchase Agreement.

A copy of the Purchase Agreement is filed as Exhibit 2.1 to this report and is incorporated by reference herein. The foregoing description of the Purchase Agreement and the transactions contemplated therein is qualified in its entirety by reference to such exhibit.

Item 7.01 – Regulation FD Disclosure.

On July 20, 2005, the Company issued a press release announcing that it had signed the Purchase Agreement. A copy of the Company’s press release announcing the execution of the Purchase Agreement is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(c)	Exhibits

2.1	Share Purchase Agreement between Geuzen Beheer B.V., Ecart Invest 1 B.V. and Edberg International B.V. and Hudson Group Holdings B.V. and Hudson Highland Group, Inc. regarding Balance Ervaring op Projectbasis B.V., dated July 19, 2005.*

99.1	Press Release of Hudson Highland Group, Inc. issued on July 20, 2005.

*	Certain schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

DATE: July 20, 2005	By:	/s/ Latham Williams
Latham Williams
Vice President, Legal Affairs and Administration, Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Share Purchase Agreement between Geuzen Beheer B.V., Ecart Invest 1 B.V. and Edberg International B.V. and Hudson Group Holdings B.V. and Hudson Highland Group, Inc. regarding Balance Ervaring op Projectbasis B.V., dated July 19, 2005.*

99.1	Press Release of Hudson Highland Group, Inc. issued on July 20, 2005.

*	Certain schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

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